Exhibit 99.2

(NASDAQ: MDSO)

SUPPLEMENTAL RECONCILIATION AND GUIDANCE PRESENTATION
FOR THE PERIOD ENDED DECEMBER 31, 2010
Tuesday, March 15, 2011

Investor Relations Contact:
Hulus Alpay
(212) 419-1025
halpay@mdsol.com

Table of contents:

Page 3 - Fourth quarter and full year 2010 results of operations - reported and pro forma
Page 4 - Fourth quarter and full year 2010 reconciliation table
Page 5 - Historical reconciliation information - reported and pro forma
Page 6 - Summary of first quarter and full year guidance for 2011

MEDIDATA SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2010 As Reported	2010 Pro Forma(1)		2009 As Reported	2010 As Reported	2010 Pro Forma(1)		2009 As Reported
	(unaudited)	(unaudited)		(unaudited)		(unaudited)
Revenues
Application services	$39,981	$36,758	(a)	$28,396	$136,395	$133,172	(a)	$102,541
Professional services	7,388	7,388		9,157	30,031	30,031		37,859
Total revenues	47,369	44,146		37,553	166,426	163,203		140,400

Cost of revenues
Application services	7,268	7,268		6,231	26,400	26,400		23,752
Professional services	6,376	6,376		6,309	25,847	25,847		26,219
Total cost of revenues	13,644	13,644		12,540	52,247	52,247		49,971

Gross profit	33,725	30,502		25,013	114,179	110,956		90,429

Operating costs and expenses:
Research and development	6,308	6,308		5,640	25,772	25,772		22,534
Sales and marketing	7,808	7,698	(b)	7,285	30,721	30,611	(b)	27,452
General and administrative	9,700	9,700		8,994	34,379	34,379		31,666

Total operating costs and expenses	23,816	23,706		21,919	90,872	90,762		81,652

Operating income	9,909	6,796		3,094	23,307	20,194		8,777

Interest and other income (expense):
Interest expense	(42)	(42)		(109)	(237)	(237)		(1,856)
Interest income	91	91		59	379	379		132
Other income (expense), net	115	115		(48)	273	273		(12)

Total interest and other income (expense), net	164	164		(98)	415	415		(1,736)

Income before income taxes	10,073	6,960		2,996	23,722	20,609		7,041

Provision for income taxes	(3,251)	2,027	(c)	1,257	905	6,183	(c)	1,859

Net income	$13,324	$4,933		$1,739	$22,817	$14,426		$5,182

Earnings per share:
Basic	$0.57	$0.21		$0.08	$0.99	$0.63		$0.33
Diluted	$0.55	$0.20		$0.07	$0.95	$0.60		$0.25

Weighted average common shares outstanding:
Basic	23,193	23,193		22,420	22,958	22,958		14,864
Diluted	24,376	24,376		23,854	24,062	24,062		20,736

(1) These non-GAAP pro forma results exclude the impact of the acceleration of revenue related to the termination of a government contract on behalf of the National Cancer Institute (NCI) and the tax benefit impact resulting from our increase in federal net operating loss carryforwards limitation.  Medidata believes that these pro forma disclosures provide useful information assisting investors to more easily compare fourth quarter and full year 2010 results with results of other periods. Pro forma presentation represents:

(a)	excluding $3.2 million of one-time revenue acceleration resulting from NCI contract termination;
(b)	excluding $0.1 million of commission expense assoicated with the revenue acceleration per (a);
(c)	excluding approximately $5 million of income tax impact in connection with the tax benefit recognized from the increase in federal NOL limitation. Pro forma is based on 30% annual effective tax rate.

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009

Operating income:
GAAP operating income	$9,909	$3,094	$23,307	$8,777
GAAP operating margins	20.9%	8.2%	13.9%	6.2%

Depreciation and amortization	2,134	2,770	9,179	10,580
Stock-based compensation	1,839	1,302	6,494	4,730

Non-GAAP operating income	$13,882	$7,166	$38,980	$24,087
Non-GAAP operating margins	29.3%	19.1%	23.4%	17.2%

Net income:
GAAP net income	$13,324	$1,739	$22,817	$5,182

Stock-based compensation	1,839	1,302	6,494	4,730
Amortization	364	456	1,459	1,826

Non-GAAP net income	15,527	3,497	30,770	11,738

Tax impact on stock-based
compensation and amortization (1)	1,725	-	-	-

Adjusted non-GAAP net income	$17,252	$3,497	$30,770	$11,738

GAAP basic earnings per share	$0.57	$0.08	$0.99	$0.33
GAAP diluted earnings per share	$0.55	$0.07	$0.95	$0.25

Non-GAAP basic earnings per share	$0.67	$0.16	$1.34	$0.77
Non-GAAP diluted earnings per share	$0.64	$0.15	$1.28	$0.57

Adjusted non-GAAP basic earnings per share	$0.74	$0.16	$1.34	$0.77
Adjusted non-GAAP diluted earnings per share	$0.71	$0.15	$1.28	$0.57

(1) Amount for the three months ended December 31, 2010 represents the reversal of prior quarters' tax impact on stock-based compensation and amortization.

*Non-GAAP Financial Information
Medidata provides Non-GAAP operating income, net income, adjusted net income and net income per share applicable to common stockholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from Non-GAAP measures used by other companies.  Non-GAAP operating income excludes the impact of depreciation, amortization of purchased intangible assets and acquisition-related charges and stock-based compensation expense.  Non-GAAP net income excludes the impact of amortization of intangible assets associated with acquisitions and stock-based compensation expense. Adjusted non-GAAP net income excludes the impact of tax affected amortization of intangible assets associated with acquisitions and stock-based compensation expense.  Management uses these Non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, investors frequently have requested information from management regarding depreciation and amortization and non-cash, share-based compensation charges and management believes, based on discussions with investors, that these Non-GAAP measures enhance investor’s ability to assess Medidata’s historical and project future financial performance.  While management believes these Non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of Non-GAAP financial measures. One limitation of Non-GAAP operating income is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Medidata compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the Non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Actual										Pro Forma(1)
	Quarter Ended				Year Ended	Quarter Ended				Year Ended	Quarter Ended	Year Ended
	Mar. 31, 2009	Jun. 30, 2009	Sep. 30, 2009	Dec. 31, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2010

Operating income:
GAAP operating income	$2,288	$773	$2,622	$3,094	$8,777	$2,944	$4,408	$6,046	$9,909	$23,307	$6,796	$20,194
GAAP operating margins	6.7%	2.3%	7.4%	8.2%	6.2%	7.9%	10.9%	14.8%	20.9%	13.9%	15.4%	12.4%

Depreciation and amortization	2,550	2,591	2,669	2,770	10,580	2,593	2,218	2,234	2,134	9,179	2,134	9,179
Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658	1,847	1,839	6,494	1,839	6,494

Non-GAAP operating income	$5,841	$4,284	$6,796	$7,166	$24,087	$6,687	$8,284	$10,127	$13,882	$38,980	$10,769	$35,867
Non-GAAP operating margins	17.4%	12.6%	19.3%	19.1%	17.2%	17.8%	20.5%	24.6%	29.3%	23.4%	24.4%	22.0%

Net income:
GAAP net income	$1,694	$200	$1,549	$1,739	$5,182	$1,864	$2,965	$4,664	$13,324	$22,817	$4,933	$14,426

Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658	1,847	1,839	6,494	1,839	6,494
Amortization	457	456	457	456	1,826	365	365	365	364	1,459	364	1,459

Non-GAAP net income	3,154	1,576	3,511	3,497	11,738	3,379	4,988	6,876	15,527	30,770	7,136	22,379

Tax impact of stock-based compensation and amortization	-	-	-	-	-	(523)	(715)	(487)	1,725	-	(661)	(2,386)

Adjusted non-GAAP net income	$3,154	$1,576	$3,511	$3,497	$11,738	$2,856	$4,273	$6,389	$17,252	$30,770	$6,475	$19,993

GAAP basic earnings per share	$0.22	$0.01	$0.07	$0.08	$0.33	$0.08	$0.13	$0.20	$0.57	$0.99	$0.21	$0.63
GAAP diluted earnings per share	$0.10	$0.01	$0.06	$0.07	$0.25	$0.08	$0.13	$0.20	$0.55	$0.95	$0.20	$0.60

Non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.15	$0.22	$0.30	$0.67	$1.34	$0.31	$0.97
Non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.14	$0.21	$0.29	$0.64	$1.28	$0.29	$0.93

Adjusted non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.13	$0.19	$0.28	$0.74	$1.34	$0.28	$0.87
Adjusted non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.12	$0.18	$0.27	$0.71	$1.28	$0.27	$0.83

Estimated effective tax rate used in tax impact calculation	- %	- %	-%	-%	-%	35%	35%	22%	-%	-%	30%	30%

(1)These non-GAAP pro forma results exclude the impact of the acceleration of revenue related to the termination of a government contract on behalf of the National Cancer Institute (NCI) and the tax benefit impact resulting from our increase in federal net operating loss carryforwards limitation.  Medidata believes that these pro forma disclosures provide useful information assisting investors to more easily compare fourth quarter and full year 2010 results with results of other periods. Pro forma presentation represents:

(a)	excluding $3.2 million of one-time revenue acceleration resulting from NCI contract termination;
(b)	excluding $0.1 million of commission expense assoicated with the revenue acceleration per (a);
(c)	excluding approximately $5 million of income tax impact in connection with the tax benefit recognized from the increase in federal NOL limitation. Pro forma is based on 30% annual effective tax rate.

MEDIDATA SOLUTIONS, INC.

Summary of First Quarter and Full Year Guidance for 2011* (Amounts in thousands)

	Guidance		Guidance
	Quarter Ending March 31,		Year Ending December 31,
	2011		2011
	Low	High	Low	High

Total revenues	$40,500	$41,500	$180,000	$188,000

GAAP operating income	$3,000	$4,000	$26,000	$30,000
Non-GAAP operating income/EBITDAO	$7,000	$8,000	$43,000	$47,000

GAAP net income	$3,000	$4,000	$25,000	$29,000
Non-GAAP net income	$5,000	$6,000	$35,000	$39,000

*Information only valid as of March 15, 2011

Cautionary Statement
The guidance presented here in constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements.  In particular, the risks and uncertainties include, among other things, risks associated with possible fluctuations in our financial and operating results; errors, interruptions or delays in our service or our Web hosting; the financial impact of any future acquisitions; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; changes in our sales and implementation cycles; competition; our ability to retain and expand our customer base or increase new business from those customers; our ability to hire, retain and motivate our employees and manage our growth; regulatory developments; litigation; and general developments in the economy. For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in Medidata's public filings with the Securities and Exchange Commission including, the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2010. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information.